SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                Amendment No. 1

                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 1, 2000



                           HQ GLOBAL HOLDINGS, INC.
                     (as successor to VANTAS Incorporated)


            (Exact name of Registrant as specified in its Charter)




                                   Delaware
                           (State of Incorporation)


             0-18274                                         75-2880509
      (Commission File Number)                        (IRS Employer Id. Number)

   15950 N. Dallas Parkway, Suite 350
           Dallas, TX                                           75248
 (Address of principal executive offices)                    (Zip Code)



                                (972) 361-8100
             (Registrant's telephone number, including area code)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, as filed with the Securities and Exchange Commission on July 16, 2000, as set forth in the pages attached hereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(b) Pro Forma Financial Information of the Company

    Pro Forma Condensed Consolidating Statement of Operations for the year ended December 31, 1999 (unaudited)

    Pro Forma Condensed Consolidating Statement of Operations for the six months ended June 30, 2000 (unaudited)

    Notes to Unaudited Pro Forma Consolidated Financial Statements (unaudited)

    Schedule I - VANTAS Incorporated and Subsidiaries - Pro Forma
                 Condensed Consolidating Statement of Operations for the year ended December 31, 1999 (unaudited)

    Schedule II - HQ Global Workplaces, Inc. and Subsidiaries - Pro Forma
                 Condensed Consolidating Statement
                 of Operations for the year ended December 31, 1999 (unaudited)

HQ Global Holdings, Inc.
Unaudited Pro Forma Consolidated Statements of Operations

         On June 1, 2000, VANTAS Incorporated ("VANTAS"), a majority-owned subsidiary of FrontLine Capital Group ("FrontLine"), merged with HQ Global Workplaces, Inc.("HQ"), an affiliate of CarrAmerica Realty Corporation ("CarrAmerica"), in a two step merger ("HQ Merger"). As a result of the HQ Merger, the combined company became a wholly owned subsidiary of a newly formed parent corporation, HQ Global Holdings, Inc. ("HQ Global" or the "Company"), under the name HQ Global Workplaces, Inc. ("HQ").

         In connection with the HQ Merger, (i) each share of the Class A Common Stock of VANTAS ("VANTAS Common Stock") was converted into the right to receive $8.00 per share in cash; (ii) each option and warrant to purchase the common stock of VANTAS, were converted into the right to receive a per share cash amount equal to $8.00, less the exercise price for such options or warrants, except for certain VANTAS options which were converted into options to purchase 12,310 shares of Voting Common Stock of HQ Global ("Voting
Common Stock"), and (iii) each share of the convertible preferred stock of VANTAS outstanding was converted into .2569 shares of Voting Common Stock. The payment to cancel the outstanding options held by officers and employees was charged to merger and integration expenses in the three months ended June 30, 2000. The holders of the VANTAS preferred stock received an aggregate of 8,663,315 shares of Voting Common Stock upon conversion of the preferred stock.

         In the HQ Merger, CarrAmerica and certain other stockholders of HQ received approximately $151.1 million in cash and 1,076,009 shares of Voting Common Stock and 2,152,988 shares of Nonvoting Common Stock of HQ Global in exchange for the 7,359,527 shares of HQ they held. In addition, options to purchase shares of HQ common stock and stock units were cancelled for approximately $10.8 million in cash, warrants to purchase 101,000 shares of HQ common stock at an exercise price of $20 per share were converted into warrants to purchase an equal number of shares of Common Stock with the same terms, and options to purchase 14,000 shares of HQ common stock were converted into 6,344 shares of Voting Common Stock.

         Because the former VANTAS shareholders received approximately 66% of the outstanding shares of common stock of HQ Global, the HQ Merger has been accounted for as a purchase of HQ by VANTAS. As a result, the consolidated financial statements of HQ Global include the assets and liabilities of VANTAS at their respective historical carrying amounts and include the results of its operations for all periods presented. All historical share and per share information have been retroactively adjusted based on an effective conversion rate of one share of VANTAS Common Stock into .2569 shares of Common Stock.

         HQ Global also acquired the interests of CarrAmerica in OmniOffices
(UK) Limited and OmniOffices (Lux) 1929 Holding Company S.A. (collectively "OmniOffices UK"), two companies engaged in the executive office suites business outside of the United States, for approximately $90.2 million in cash.

         The following unaudited pro forma statements of operations of HQ Global give effect to the HQ Merger and the acquisition of OmniOffices UK as if such transactions had occurred as of January 1, 1999. The pro forma statements of operations are based on the historical financial statements and the notes thereto of HQ Global, VANTAS, HQ and OmniOffices UK. The unaudited pro forma condensed combined financial statements are based on the estimates and assumptions set forth in the notes, including management's estimates of the value of the tangible and intangible assets acquired. These estimates and assumptions are preliminary and have been made solely for purposes of developing this pro forma information. The pro forma statements of operations are presented for illustrative purposes only and are not indicative of the actual results of operations which would have been achieved had the HQ Merger and acquisition of OmniOffices UK occurred on January 1, 1999, nor are they indicative of the future results of operations of HQ Global.

         The pro forma financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, (i) the historical financial statements of HQ Global as filed in its Form 10-Q for the six months ended June 30, 2000, (ii) the historical financial statements of VANTAS as filed in its Form 10-K for the year ended December 31, 1999, and (iii) the historical financial statements of HQ and OmniOffices UK as filed in the Form 8-K of VANTAS dated February 28, 2000.

HQ GLOBAL HOLDINGS, INC.
PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)



                                            VANTAS                HQ                PRO FORMA               COMBINED
                                         PRO FORMA (1)       PRO FORMA (2)         ADJUSTMENTS              PRO FORMA
                                         -------------      ---------------       -------------            ------------
REVENUES

Executive office suite income                $132,081             $155,508                  $-                $287,589
Support services                               95,452               90,219                   -                 185,671
                                         -------------      ---------------       -------------            ------------
                                              227,533              245,727                   -                 473,260
                                         -------------      ---------------       -------------            ------------

EXPENSES

Cost of revenue                               119,748              129,378               2,400     (4)         251,526
Center general and administrative              51,660               44,086            (16,780)     (5)          78,966

                                         -------------      ---------------       -------------            ------------
                                              171,408              173,464            (14,380)                 330,492
                                         -------------      ---------------       -------------            ------------

  Contribution from operations of
  business centers                             56,125               72,263              14,380                 142,768
                                         -------------      ---------------       -------------            ------------

OTHER (EXPENSES) INCOME
Corporate general and administrative
  expense                                    (25,659)             (52,763)             (1,512)     (6)        (79,934)
Merger and integration                       (26,730)                    -             26,730      (7)              -
Depreciation and amortization                (15,487)             (20,632)            (29,820)     (8)        (65,939)


Interest expense, net                        (11,263)             (12,228)            (26,462)     (9)        (49,953)
                                                                                                                     -
                                         -------------      ---------------       -------------            ------------
                                             (79,139)             (85,623)            (31,064)               (195,826)
                                         -------------      ---------------       -------------            ------------

loss before benefit for income taxes         (23,014)             (13,360)            (16,684)                (53,056)

Benefit for income taxes                        2,333                1,117             (4,164)    (10)           (714)
                                         -------------      ---------------       -------------            ------------

Net loss                                     (20,681)             (12,243)            (20,848)                (53,772)

Accretion of preferred stock                 (12,252)                    -            (16,277)    (11)        (28,529)
                                         -------------      ---------------       -------------            ------------

     Net loss applicable to common stock    $(32,933)            $(12,243)           $(37,125)               $(82,301)
                                         =============      ===============       =============            ============

Basic and diluted net loss per weighted
  average common share                       ($24.93)                                                          ($5.87)
                                         =============                                                     ============

Basic and diluted weighted average
  common shares outstanding                    1,321                                   12,708    (12)          14,029
                                         =============                            ====================     ============

See accompanying notes

HQ GLOBAL HOLDINGS, INC.

PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

                                                                       HQ HISTORICAL
                                                  HQ GLOBAL          FIVE MONTHS ENDED    PRO FORMA          PRO FORMA
                                                  HISTORICAL          MAY 31, 2000 (3)   ADJUSTMENTS          COMBINED
                                               ---------------      ------------------  -------------      ----------------

REVENUES:

Executive office suite income                         $94,156            $81,897               $-                $176,053
Support services                                       67,031             46,303                -                 113,334
                                               ---------------       ------------      -----------          --------------
                                                      161,187            128,200                -                 289,387
                                               ---------------       ------------      -----------          --------------

EXPENSES:

Rent                                                   59,723             44,168            1,000     (4)         104,891
Support services                                       23,871             23,485                -                  47,356
Center general and administrative                      35,277             21,127          (8,390)     (5)          48,014

                                               ---------------       ------------      -----------          --------------
                                                      118,871             88,780          (7,390)                 200,261
                                               ---------------       ------------      -----------          --------------

 Contribution from operation of
  business centers                                     42,316             39,420            7,390                  89,126
                                               ---------------       ------------      -----------          --------------

OTHER (EXPENSES) INCOME
-----------------------
Corporate general and administrative                 (17,364)           (18,462)            (630)     (6)        (36,456)
Merger and integration                               (19,441)            (5,149)          24,590      (7)               -
Depreciation and amortization                        (14,946)           (10,755)         (12,425)     (8)        (38,126)

Interest expense, net                                (10,227)            (6,207)          (8,007)     (9)        (24,441)
Other income                                               78                  -                -                     78
                                               ---------------       ------------      -----------          --------------
                                                     (61,900)           (40,573)           3,528                 (98,945)
                                               ---------------       ------------      -----------          --------------

Income (loss) before provision for
  income taxes                                       (19,584)            (1,153)          10,918                  (9,819)

Provision for income taxes                              (470)               (99)                -                   (569)
                                               ---------------       ------------      -----------          --------------

Net loss                                             (20,054)            (1,252)          10,918                 (10,388)

Accretion of preferred stock                          (6,687)                  -          (7,578)    (11)        (14,265)
                                               ---------------       ------------      -----------          --------------

     Net loss applicable to common stock            ($26,741)           ($1,252)           3,340                ($24,653)
                                               ===============       ============      ===========          ==============

Basic and diluted net loss per weighted
  average common share                                ($6.82)                                                     ($1.76)
                                               ===============                                              ==============

Basic and diluted weighted average
  common shares outstanding                            3,922                              10,107    (12)          14,029
                                               ===============                         ===========          ==============

See accompanying notes



HQ Global Holdings, Inc.
Notes to Unaudited Pro Forma Consolidated Financial Statements

(1) The VANTAS pro forma results of operations for the year ended December 31, 1999 were based on the historical results of operations of VANTAS as adjusted for acquisitions. See Schedule I for more detail.

(2)      The HQ pro forma results of operations for the year ended
         December 31, 1999 were based on historical results of operations of HQ and OmniOffices as adjusted for acquisitions and other costs. See
         Schedule II for more detail.

(3) Represents the adjustment to reflect the historical results of operations of HQ for the five months ended May 31, 2000, which were not included in the historical results of operations of HQ Global for the six months ended June 30, 2000.

(4) Represents amortization of the costs allocated to favorable operating leases recorded under purchase accounting.

(5) Adjustment reflects a reduction in general and administrative expenses. As a result of the HQ Merger HQ Global management believes it will realize cost savings related to (a) a reduction in the number of (i) VANTAS corporate administrative and support employees, (ii) termination of duplicate area district managers and client service specialists, (b) the combination of overlapping support and administrative systems as well as the elimination of rent, marketing, travel and entertainment expenses.

A summarization of these savings is outlined below for the year ended December 31, 1999 (in thousands):

                                                                  HQ Global
                          Employees           Cost                Pro Forma
                          Terminated         Savings             Adjustment
                        -------------       ---------           -------------

Salaries and related
  benefits               $  (12,150)       $    -               $  (12,150)
Rent expense                   -             (1,840)                (1,840)
Marketing and promotion        -             (1,490)                (1,490)
Travel and entertainment       -             (1,300)                (1,300)
                         -------------     -----------          ------------
                         $  (12,150)       $ (4,630)            $  (16,780)
                         =============     ===========          ============


A summarization of these savings is outlined below for the six months ended June 30, 2000 (in thousands)

                                                                  HQ Global
                          Employees           Cost                Pro Forma
                          Terminated         Savings             Adjustment
                        -------------       ---------           -------------

Salaries and related
  benefits               $   (6,075)       $    -               $   (6,075)
Rent expense                   -               (920)                  (920)
Marketing and promotion        -               (745)                  (745)
Travel and entertainment       -               (650)                  (650)
                         -------------     -----------          ------------
                         $   (6,075)       $ (2,315)            $   (8,390)
                         =============     ===========          ============

(6) Represents amortization of unearned stock compensation related to 164,601 shares of restricted common stock granted to certain officers and employees on June 1, 2000. These grants resulted in aggregate deferred stock option compensation expense of $5.7 million, which is being recognized over the vesting period.

(7) Represents merger and integration costs and expenses associated with all acquisitions in the period, as these costs are incremental non-recurring costs directly attributable to such acquisitions.

(8) Represents amortization expense on goodwill computed as if the HQ Merger occurred on January 1,1999. Goodwill is being amortized over a 20 year period based on HQ Global's assessment of the significant barriers to entry due to the rapid consolidation in the executive suites business and the lack of exposure to technological obsolescence in the global officing solutions business. The goodwill adjustment represents amortization which was not included in the historical results.

(9) Represents additional interest expense on borrowings under credit facilities used to fund a portion of cash requirement of the HQ Merger. Interest expense was calculated on the outstanding indebtedness as follows: (i) $189.375 million at an interest rate of LIBOR +4% (10.7%), (ii) $30 million at an interest rate of LIBOR +3.25% (9.95%), (iii) $5.625 million at an interest rate of LIBOR +3.5% (10.2%) and, (iv) $125 million at an interest rate of 13.5%. Additionally as part of the obtaining debt financing the HQ Global issued warrants valued at approximately $18.4 million, which are being amortized into interest expense term of the related debt.

(10) Represents elimination of the federal deferred tax benefit for the period. As of June 30, 2000, the Company's deferred tax assets have been fully reserved because of the uncertainty of the timing and amount of future taxable income.

(11) Reflects the accretion of the HQ Global Series A redeemable convertible preferred stock issued in the HQ Merger to its liquidation value on November 30, 2007, including accrued dividends. The accretion was computed using the effective interest rate method, resulting in an effective dividend rate of 20.08%. Also reflects the elimination of the accretion of the carrying value of the VANTAS convertible preferred stock which was converted into common stock in the HQ Merger.

(12) Represents the adjustment to the weighted average shares outstanding resulting from i) the repurchase of all outstanding shares of VANTAS common stock, ii) the issuance of 3,235,341 shares of common stock of HQ Holdings to CarrAmerica and certain other stockholders of HQ and iii) the conversion of all outstanding shares of redeemable convertible preferred stock of VANTAS into an aggregate of 8,663,315 shares of common stock in connection with the HQ Merger.

Schedule I

VANTAS INCORPORATED AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

(Dollars in Thousands)

(UNAUDITED)

                                        VANTAS              PRO FORMA                 VANTAS
                                       HISTORICAL         ADJUSTMENTS (1)            PRO FORMA
                                     ---------------     ------------------       ----------------
REVENUES

Executive office suite income              $124,564                 $7,517               $132,081
Support services                             90,479                  4,973                 95,452
                                     ---------------     ------------------       ----------------
                                            215,043                 12,490                227,533
                                     ---------------     ------------------       ----------------

EXPENSES

Cost of revenue                             113,725                  6,023                119,748
General and administrative expense           48,705                  2,955                 51,660
                                     ---------------     ------------------       ----------------
     Total operating expenses               162,430                  8,978                171,408

OTHER INCOME (EXPENSES)
-----------------------
Merger and integration                     (26,730)                      -               (26,730)
Depreciation and amortization              (14,858)                  (629)               (15,487)
Interest income (expense)                  (10,265)                  (998)               (11,263)
Corporate general and administrative
  expense                                  (25,020)                  (639)               (25,659)
                                     ---------------     ------------------       ----------------

     TOTAL EXPENSES                         239,303                 11,244                250,547
                                     ---------------     ------------------       ----------------

Income (loss) before income tax
   benefit (expense)                        (24,260)                  1,246               (23,014)


Income tax benefit (expense)                  2,841                  (508)                  2,333
                                     ---------------     ------------------       ----------------

     NET INCOME (LOSS)                     (21,419)                    738               (20,681)


Accretion of preferred stock               (12,252)                      -               (12,252)
                                     ---------------     ------------------       ----------------

Net (loss) income applicable
  to common stock                         ($33,671)                    738               (32,933)
                                      ==============     ==================       ================


(1) Pro forma adjustments reflects the results of operations of business centers acquired for the periods which are not included in the historical results. These adjustments also include: additional depreciation expense on fixed assets acquired as well as amortizartion expense on goodwill associated with the purchase of the business centers by VANTAS as if the acquisitions had occured on January 1, 1999. Additionally, interest expense relating to borrowings on VANTAS' loan facility to finance the purchases has also been reflected.

Schedule II

HQ GLOBAL WORKPLACE , INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF
OPERATIONS

YEAR ENDED DECEMBER 31, 1999
(Dollars in thousands, except per share amounts)
(UNAUDITED)

                                                  HQ                 HQ (UK)             PRO FORMA              HQ
                                              HISTORICAL            HISTORICAL         ADJUSTMENTS (1)      PRO FORMA
                                        -------------------        ----------------    ------------        --------------
REVENUES

Executive office suite income                     $135,081                 $14,557          $5,870              $155,508
Support services                                    81,235                   5,454           3,530                90,219
                                        -------------------        ----------------    ------------        --------------

     TOTAL REVENUES                                216,316                  20,011           9,400               245,727
                                        -------------------        ----------------    ------------        --------------

EXPENSES

Cost of revenue                                    116,585                   8,629           4,164               129,378
Center general and administrative                   33,688                   8,012           2,386                44,086
Corporate general and administrative                43,066                   7,832           1,865                52,763
Interest expense, net                                7,680                   1,541           3,007                12,228
Depreciation and amortization                       18,797                   2,719           (884)                20,632
                                        -------------------        ----------------    ------------        --------------

     TOTAL EXPENSES                                219,816                  28,733          10,538               259,087
                                        -------------------        ----------------    ------------        --------------

Loss before

income tax benefit                                 (3,500)                 (8,722)         (1,138)              (13,360)
                                        -------------------        ----------------    ------------        --------------

Income tax benefit                                    504                     389             224                 1,117
                                        -------------------        ----------------    ------------        --------------

     NET LOSS                                     $(2,996)                $(8,333)          $(914)             $(12,243)
                                        ===================        ================    ============        ==============

(1) Pro forma adjustment represents adjustments to the operations of the entities acquired during fiscal 1998 and fiscal 1999 and also HQ UK and HQ Europe to show the operations as if the acquisitions were effective at January 1, 1999. These adjustments include the following: adjustment in rent expense to conform with Generally Accepted Accounting Principles ("GAAP"), adjustments in goodwill amortization arising from the allocation of purchase price (goodwill is amortized straight-line over its estimated useful life of 20 years), adjustment in depreciation expense to conform with GAAP, compensation expense associated with the vesting of restricted stock units and income tax effects of pro forma adjustments.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     HQ GLOBAL HOLDINGS, INC.



                                            By: /s/ Joseph Wallace
                                                -------------------------------
                                                  Name:  Joseph Wallace
                                                  Title: Senior Vice President
                                                         and Chief Financial
                                                         Officer


Date:  August 15, 2000